Consolidated Balance Sheets (Unaudited) (USD $)	Jun. 30, 2011	Dec. 31, 2010
ASSETS:
Cash & Equivalents	$ 338,806	$ 311,084
Property Net	1,965,694	2,000,962
Uncollected Rental Revenue	55,079	80,292
Prepaid Advertising	1,328	0
Other Assets	33,380	31,013
TOTAL	2,394,287	2,423,351
LIABILITIES:
Distribution due to Partners	151,515	151,515
Incentive Management Fee Liability	11,362	0
Property Management Fee Liability	10,439	9,438
Deferred Income	38,297	38,777
Accrued Expenses	28,278	23,519
Other Liabilities	59,952	73,791
Total Liabilities	299,843	297,040
PARTNERS' EQUITY:
General Partners	(68,722)	(68,404)
Limited Partners	2,163,166	2,194,715
Total Partners' Equity	2,094,444	2,126,311
Noncontrolling Interest in Real Estate Joint Venture	0	0
Total Equity	2,094,444	2,126,311
TOTAL	$ 2,394,287	$ 2,423,351